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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of NEWPARK RESOURCES, INC., a Delaware corporation ("Newpark"), for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Matthew W. Hardey, Vice President-Finance and Chief Financial Officer of Newpark, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Newpark.

                                                   /s/ Matthew W. Hardey
                                                   -------------------------
                                                   Matthew W. Hardey
                                                   Vice President-Finance and
                                                   Chief Financial Officer

                                                   March 21, 2003